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                                                                    Exhibit 23.1

            Consent of Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated October 20, 2006 and December 4, 2006, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-138262) and related Prospectus of Opnext, Inc.

                                                /s/ Ernst & Young LLP

New York, New York
January 8, 2007